UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 19, 2019

IMAC Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38797	83-0784691
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1605 Westgate Circle, Brentwood, Tennessee		37027
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (844) 266-4622

Not applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

On April 19, 2019, IMAC Holdings, Inc. (the “Company”) entered into an Amendment to Agreement and Plan of Merger (the “Amendment”), effective as of April 19, 2019 at 12:05 a.m., with IMAC Management of Illinois, LLC, an Illinois limited liability company (“Merger Sub”), ISDI Holdings, Inc., an Illinois corporation (“ISDI Holdings I”), ISDI Holdings II, Inc., an Illinois corporation (“ISDI Holdings II”), PHR Holdings, Inc., an Illinois corporation (“PHR Holdings”), and Jason Hui, sole shareholder of each of ISDI Holdings II and PHR Holdings (the “Shareholder”), in order to amend that certain Agreement and Plan of Merger (the “Agreement”), executed on April 1, 2019 by and among the Company, Merger Sub, ISDI Holdings I and the Shareholder, to remove ISDI Holdings I as a party to the Agreement and, in its place, add ISDI Holdings II and PHR Holdings as parties to the Agreement and provide for the merger of each of ISDI Holdings II and PHR Holdings with and into Merger Sub (the “Merger”) on the terms and conditions set forth in the Agreement.

The Merger was completed on April 19, 2019, with Merger Sub remaining as the surviving entity. Pursuant to the Agreement, as amended by the Amendment, at the effective time of the Merger (the “Effective Time”), each of ISDI Holdings II and PHR Holdings’ issued and outstanding shares of common stock were cancelled and were converted automatically into the right of the Shareholder to receive 1,002,306 restricted shares of the Company’s common stock (the “Merger Consideration”). The Merger Consideration was issued to the Shareholder and a trust designated by the Shareholder on April 22, 2019. Representations were made to the Company regarding such share recipients’ knowledge and experience, ability to bear economic risk and investment purpose with respect to the restricted shares they received. The Merger Consideration was issued in reliance on an exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), provided by Section 4(a)(2) of the Securities Act as a private offering. Such issuance did not involve a public offering, and was made without general solicitation or advertising.

In connection with the completion of the Merger, the Company also entered into an employment agreement with Dr. Jason Hui, which was effective as of April 19, 2019 and extends for a term expiring on March 31, 2022. Pursuant to his employment agreement, Dr. Hui has agreed to devote substantially all of his business time, attention and ability, to the Company as our Executive Vice President of Development. The employment agreement provides that Dr. Hui will receive a base salary at a rate of $350,000 per year through March 31, 2020, a base salary at a rate of $355,000 per year from April 1, 2020 through March 31, 2021 and a base salary at a rate of $360,000 per year for the period of April 1, 2021 through March 31, 2022. In addition, Dr. Hui may be entitled to receive, at the sole discretion of the Company’s board of directors, cash bonuses based on his meeting and exceeding performance goals of the Company. Dr. Hui is entitled to participate in the Company’s 2018 Incentive Compensation Plan. The Company has also agreed to pay or reimburse Dr. Hui up to $100 per month for the business use of his personal cell phone. In addition, Dr. Hui is eligible to receive a bonus of $15,000 related to same store net revenue increase in Chicago in 2019 compared to 2018.

Dr. Hui’s employment agreement also provides for termination by the Company upon death or disability of the executive (defined as three aggregate months of incapacity during any 12-consecutive month period) or upon conviction of a felony crime of moral turpitude or a material breach of his obligations to the Company. In the event his employment agreement is terminated by the Company without cause, Dr. Hui executive will be entitled to compensation for a period of six months.

In the event of a change of control of the Company, Dr. Hui may terminate his employment within six months after such event and will be entitled to continue to be paid pursuant to the terms of his employment agreement.

Dr. Hui’s employment agreement also contains covenants (a) restricting him from engaging in any activities competitive with the Company’s business during the term of his employment agreement and one year thereafter, (b) prohibiting him from disclosure of confidential information regarding the Company at any time and (c) confirming that all intellectual property developed by him and relating to the Company’s business constitutes the Company’s sole and exclusive property.

The foregoing descriptions of the Merger and Dr. Hui’s employment agreement are included to provide information regarding their terms.  The foregoing descriptions do not purport to be complete descriptions and are qualified in their entirety by reference to the full text of the Agreement and the Amendment, which are filed as Exhibits 2.1 and 2.2, respectively, hereto and the full text of Dr. Hui’s employment agreement, which is filed as Exhibit 10.1 hereto, and each of the foregoing exhibits are incorporated herein by reference. The Agreement, the Amendment and Dr. Hui’s employment agreement have been attached as exhibits to provide investors and stockholders with information regarding their terms. They are not intended to provide any other factual information about the Company, ISDI Holdings II or PHR Holdings or Dr. Hui.

Forward-Looking Statements

This Current Report contains forward-looking statements (“forward-looking statements”) within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended, or the “Exchange Act,” all of which are based on information currently available to the Company’s management as well as management’s assumptions and beliefs. For this purpose, any statements contained in this Current Report that are not statements of historical fact may be deemed to be forward-looking statements. When used in this Current Report and in documents incorporated by reference, forward-looking statements include, without limitation, statements regarding our expectations, beliefs, or intentions that are signified by terminology such as “subject to,” “believes,” “anticipates,” “plans,” “expects,” “intends,” “estimates,” “may,” “will,” “should,” “can,” the negatives thereof, variations thereon, and similar expressions. Such forward-looking statements reflect the Company’s current views with respect to future events, based on what the Company believes are reasonable assumptions; however, such statements are subject to certain risks and uncertainties. Risks, uncertainties, material assumptions, and other factors that could affect the Company’s actual results are discussed in more detail in the Company’s Annual Report on Form 10-K and other documents available at the Securities and Exchange Commission’s website at http://www.sec.gov, and available by writing to: IMAC Holdings, Inc., 1605 Westgate Circle, Brentwood, Tennessee 37027. The Company’s stockholders and investors are urged to consider these risks, uncertainties, and factors carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward-looking statements. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may differ materially from those in the forward-looking statements. The Company disclaims any intention or obligation to update or review any forward-looking statements or information, whether as a result of new information, future events, or otherwise. the Company undertakes no obligation to comment on analyses, expectations, or statements made by third-parties in respect of the Company.

Item 2.01	Completion of Acquisition or Disposition of Assets

The information provided in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 2.01.

Item 3.02	Unregistered Shares of Equity Securities

The information provided in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 3.02.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
2.1	Agreement and Plan of Merger, dated as of April 1, 2019, by and among IMAC Holdings Inc., IMAC Management of Illinois, LLC, ISDI Holdings Inc. and Jason Hui (filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on April 3, 2019 and incorporated herein by reference).
2.2	Amendment to Agreement and Plan of Merger, dated April 19, 2019, by and among IMAC Holdings Inc., IMAC Management of Illinois, LLC, ISDI Holdings, Inc., ISDI Holdings II, Inc., PHR Holdings, Inc., and Jason Hui.
10.1	Employment Agreement, dated as of April 19, 2019, between IMAC Holdings, Inc. and Jason Hui.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 25, 2019	IMAC HOLDINGS, INC.

	By:	/s/ Jeffrey S. Ervin
Jeffrey S. Ervin
Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
2.1	Agreement and Plan of Merger, dated as of April 1, 2019, by and among IMAC Holdings Inc., IMAC Management of Illinois, LLC, ISDI Holdings Inc. and Jason Hui (filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on April 3, 2019 and incorporated herein by reference).
2.2	Amendment to Agreement and Plan of Merger, dated April 19, 2019, by and among IMAC Holdings Inc., IMAC Management of Illinois, LLC, ISDI Holdings, Inc., ISDI Holdings II, Inc., PHR Holdings, Inc., and Jason Hui.
10.1	Employment Agreement, dated as of April 19, 2019, between IMAC Holdings, Inc. and Jason Hui.